UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
AMENDMENT NO.3

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 9, 2007
Date of Report (Date of earliest event reported)
____________________________

ICP SOLAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment to Form 8-K filed on May 10, 2007 and amended on May 16, 2007 and on July 12, 2007, is being filed for the purpose of filing revisions to the pro forma financial statements, in connection with a disposition of assets under item 2.01 to such Form 8K. The revisions pertain to the calculation and presentation of the gain on disposition. No other changes are being made by means of this filing.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ICP Solar Technologies Inc. (the "Company"), a developer, manufacturer and marketer of solar cells and products, announced today that the Company has completed the sale of a majority of its shares in its wholly owned manufacturing subsidiary ICP Solar Technologies (UK) Ltd. located in Wales, Great Britain ("ICP UK"), to ISE Solar LLC ("ISE") for aggregate proceeds of $3.0 million USD.

On May 9, 2007, the Company and ISE signed a Share Purchase Agreement (the "Agreement"). Under the terms of the Agreement, ISE shall acquire 85% of all of the Company's shares in ICP UK for an aggregate amount of US$3 million. On May 10, 2007, the Company and ISE signed an Amendment to the Agreement ("Amendment), revising the modalities of payment. As per the terms of the Amendment, ISE shall pay the Company a total of $1.00 for the shares. In addition, ISE will also pay the Company an amount equivalent to $3,000,000, representing the principal amount on a loan owed to the Company by ICP UK, as follows:

(a)    US$500,000 upon signing of the Agreement;

(b)    US$500,000 on November 29, 2007;

(c)    The balance shall be repaid as monthly payments for a period of 13.94 months as of January 1, 2008. Each monthly payment shall be equal to US$143,000 per month and shall be made either in cash, or in kind in the form of solar panels, at the option of the Company or its subsidiaries, as per the terms of the Agreement.

(d)    From the signing of this Share Purchase Agreement until the Monthly Payment Commencement Date, the Vendor shall acquire 7,000 Solar Panels per month from the Acquirer, at a price per Solar Panel commencing at $24.60 and decreasing down to the Panel Price as the total cost per Solar Panel decreases, the sale of the panels shall be on a C.O.D/ F.O.B. basis until such time as the Acquirer has secured an accounts receivables line of credit in which case, payment terms shall be net 60. The Vendor shall have the option to acquire up to 7,000 Solar Panels per month from the Acquirer at the Panel Price for a 6 month period commencing from the date of the last Monthly Payment.

Under the terms of the agreement, the Company will retain a minority shareholding of ICP UK and Sass Peress, Chairman and CEO of the Company will remain on the Board of the joint venture company.

The aforementioned does not purport to be a complete description of the Share Purchase Agreement and of the Amendment to the Share Purchase Agreement and is qualified in its entirety by reference to the Share Purchase Agreement and to the Amendment to the Share Purchase Agreement, filed as exhibits herewith and incorporated herein by reference.

SECTION 8 OTHER EVENTS

ITEM 8.01 OTHER EVENTS

On May 10, 2007, the Company issued a press release announcing the signing of the Share Purchase Agreement, which is filed as an exhibit hereto.

Item 9.01. Financial Statements and Exhibits.

(b) Pro forma Financial Information.

1.     Unaudited Pro Forma Balance Sheet as of April 30, 2007;

2.     Unaudited Pro Forma Statement of Operations and Comprehensive Loss for the year ended January 31, 2007 and the three month period ended April 30, 2007; and

3.     Notes to Pro Forma Consolidated Financial Statements for the year ended January 31, 2007 and the three month period ended April 30, 2007 (unaudited)

Exhibits
Exhibit No.		Description
Exhibit 2.1	(a)	Share Purchase Agreement dated May 9, 2007(1)
	(b)	Amendment to Share Purchase Agreement dated May 10, 2007(2)

Exhibit 99.1		Press release dated May 10, 2007, of ICP Solar Technologies Inc., announcing the execution of the Share Purchase Agreement.(1)

Note
	(1)	Previously filed with the SEC as an exhibit to our Current Report on Form 8-K filed on May 10, 2007
	(2)	Previously filed with the SEC as an exhibit to Amendment no.1 to our Current Report on Form 8-K filed on May 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICP SOLAR TECHNOLOGIES INC.

Date: August 14, 2007
	By:	/s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman

ICP SOLAR TECHNOLOGIES INC.

Pro Forma Consolidated Financial Statements
April 30, 2007 and January 31, 2007
(Unaudited)
(Expressed in U.S. Funds)

Contents
Pro Forma Consolidated Balance Sheet As At April 30, 2007	2-3
Pro Forma Consolidated Statement of Operations and Comprehensive Income for the Three Month Period Ended April 30, 2007	4
Pro Forma Consolidated Statement of Operations and Comprehensive Loss for the Year Ended January 31, 2007	5
Notes to Pro Forma Consolidated Financial Statements for the Three Month period Ended April 30, 2007	6-7
Notes to Pro Forma Consolidated Financial Statements for the Year Ended January 31, 2007	8-9

ICP Solar Technologies Inc.
Pro Forma Consolidated Balance Sheet

As At April 30, 2007
(Unaudited)

(Expressed in U.S. Funds)

				Pro Forma
	April 30,	Pro Forma		Consolidated
	2007	Adjustments		Balance Sheet

Assets

Current

Cash	$ 37,257	$ 500,000	a)	$ 537,257
Term deposit	510,788			510,788
Accounts receivable	1,980,233			1,980,233
Current portion of balance of loan receivable		500,000	a)	500,000
Income taxes recoverable	651,396			651,396
Inventories	1,880,485	160,793	c)	2,041,278
Prepaid expenses	13,546			13,546
Current assets held for sale	589,874	(589,874)	b)	-

	5,663,579	570,919		6,234,498
Loan Receivable		2,000,000	a)	2,000,000
Loan Receivable from ICP	3,000,000	(3,000,000)	a)	-
Investment in EPOD Solar (Wales) Ltd.		1	b)	1
Property and Equipment	99,880			99,880
Property and Equipment Held for Sale	399,081	(399,081)	b)	-

	$ 9,162,540	$ (828,161)		$ 8,334,379

ICP Solar Technologies Inc.
Pro Forma Consolidated Balance Sheet
As At April 30, 2007

(Unaudited)

(Expressed in U.S. Funds)

				Pro Forma
	April 30,	Pro Forma		Consolidated
	2007	Adjustments		Balance Sheet

Liabilities

Current

Bank indebtedness	1,453,678			1,453,678
Accounts payable and accrued liabilities	813,077			813,077
Current portion of government grants payable	27,024			27,024
Loan payable, director	533,910			533,910
Current liabilities held for sale	468,595	(468,595)	b)	-

	3,296,284	(468,595)		2,827,689
Convertible Notes, less unamortized discount of $675,692	1,824,308			1,824,308
Long-Term Liabilities Held for Sale	3,338,567	(3,338,567)	b)	-

Shareholders' Equity

Capital Stock	290			290

Additional Paid-In Capital	6,482,923			6,482,923

Accumulated Other Comprehensive Loss	(810,562)	75,929	b)	(734,633)

Accumulated Deficit	(4,969,270)	2,742,279	b)	(2,066,198)

		160,793	c)

	703,381	2,979,001		3,682,382

	$ 9,162,540	$ (828,161)		$ 8,334,379

ICP Solar Technologies Inc.
Pro Forma Consolidated Statement of Operations and Comprehensive Income
For the Three Month Period Ended April 30, 2007

(Unaudited)

(Expressed in U.S. Funds)

				Pro Forma
				Consolidated
	Three-Month Period	Pro Forma		Statement of
	ended April 30,	Adjustments		Operations
	2007

Net Sales	$ 2,620,340			$ 2,620,340

Cost of Sales	1,417,402	(160,793)	c)	1,256,609

Gross Margin	1,202,938	160,793		1,363,731

Expenses

Selling, general and administrative	1,220,266	(398,240)	b)	822,026
Depreciation	78,506	(71,195)	b)	7,311
Research and Development	253	(253)	b)	-
Foreign exchange (gain) loss	(88,240)	111,646	b)	23,406
	1,210,785	(358,042)		852,743

Operating Earnings (Loss)	(7,847)	(518,835)		510,988

Interest expense	(42,303)	5,948	b)	(36,355)
Interest income	5,473	-		5,473
Write-down of Loan Receivable	(229,128)	-		(229,128)

Accretion on discount on convertible notes	(77,964)			(77,964)
	(343,922)	5,948		(337,974)

Net Earnings (Loss)	$ (351,769)	$ 524,783		$ 173,014

Other Comprehensive Income

Foreign currency translation adjustment	(9,843)	75,929	b)	66,086
Comprehensive Income (Loss)	(361,612)	600,712		239,100

Basic Weighted Average Number of Shares Outstanding	29,000,000			29,000,000

Basic and Diluted Earnings (Loss) Per Share	$ (0.01)			$ 0.01

ICP Solar Technologies Inc.

Pro Forma Consolidated Statement of Operations and Comprehensive Loss
For the Year Ended January 31, 2007

(Unaudited)

(Expressed in U.S. Funds)

				Pro Forma
	Year Ended January 31, 2007	Pro Forma Adjustments		Consolidated Statement of Operations
Net Sales	7,603,225	-		7,603,225
Cost of Sales	5,454,341	(130,471)	c)	5,811,017
		487,147	b)
Gross Margin	2,148,884	356,676		1,792,208
Expenses
Selling, general and administrative	4,127,676	(1,337,522)	b)	2,790,154
Depreciation	307,242	(260,956)	b)	46,286
Research and development	22,678	(13,243)	b)	9,435
Foreign exchange (gain) loss	21,558	(85,778)	a)	(355,351)
		(291,131)	b)
Write-down of property and equipment	54,086	-		54,086
	4,533,240	(1,988,630)		2,544,610
Operating Loss	(2,384,356)	(1,631,954)		(752,402)

Interest expense	(353,881)	(20,217)	b)	(374,098)
Gain on forgiveness of debt	111,672	-		111,672

	(242,209)	(20,217)		(262,426)

Net Loss	(2,626,565)	1,611,737		(1,014,828)
Other Comprehensive Loss
Foreign currency translation adjustment	(93,118)	112,662	b)	19,544
Comprehensive Loss	(2,719,683)	1,724,399		(995,284)
Basic Weighted Average Number of Shares Outstanding	23,693,554	-		23,693,554
Basic and Diluted Loss Per Share	$ (0.11)	-		$ (0.04)

See accompanying notes

ICP Solar Technologies Inc.
Notes to Pro Forma Consolidated Financial Statements

For the Three Month Period Ended April 30, 2007

(Unaudited)

(Expressed in U.S. Funds)

1.

Basis of Presentation

On May 9, 2007, ICP Solar Technologies Inc. ("the Company") signed a Share Purchase Agreement (the "Agreement") with ISE LLC ("ISE"). Under the terms of the Agreement, ISE acquired 85% of all of the Company's shares of ICP Solar Technologies (UK) Ltd. ("ICP UK"), wholly owned subsidiary of the Company, for an aggregate amount of U.S.$3 million. On May 10, 2007, the Company and ISE signed an Amendment to the Agreement ("Amendment"), revising the modalities of payment. As per the terms of the Amendment, ISE shall pay the Company a total of $1.00 for the shares. In addition, ISE will also pay the company an amount equivalent to $3,000,000, representing the principal amount on a loan owed to the Company by ICP UK as follows:

(1)

US $500,000 upon signing of the Agreement;

(2)

US $500,000 on November 29, 2007;

(3)

The balance shall be repaid as monthly payments for a period of 13.94 months as of January 1, 2008. Each monthly payment shall be equal to US $143,500 per month and shall be made either in cash, or in kind in the form of solar panels, at the option of the Company or its subsidiaries, as per the terms of the Agreement.

For purposes of the pro forma consolidated balance sheet, the sale transaction is reflected as if it was consummated on April 30, 2007. For purposes of the pro forma consolidated statements of operations and comprehensive loss, the transaction is recorded as if it occurred at the beginning of the period presented.

The pro forma unaudited consolidated financial information may not be indicative of the financial position and results of operations that would have occurred if the sale had been in effect on the date indicated or of the financial position or operating results which may be obtained in the future.

The pro forma unaudited consolidated balance sheet of ICP Solar Technologies Inc., as at April 30, 2007 and the related pro forma unaudited consolidated statement of operations for the three month period ended April 30, 2007 have been derived from the unaudited consolidated financial statements of ICP Solar Technologies Inc. as at April 30, 2007 with the assumptions and adjustments outlined in note 2.

ICP Solar Technologies Inc.
Notes to Pro Forma Consolidated Financial Statements

For the Three Month Period Ended April 30, 2007

(Unaudited)

(Expressed in U.S. Funds)

2.

Pro Forma Assumptions and Adjustments

The accompanying pro forma unaudited consolidated balance sheet of ICP Solar Technologies Inc. as at  April 30, 2007 and pro forma unaudited consolidated statement of operations and comprehensive income for the three month period ended April 30, 2007 have been prepared to reflect the following assumptions and adjustments:

a)

As per the terms of the Agreement, the Company will receive $500,000 on May 10, 2007 and the balance of $2,500,000 will be received as described in note 1.

b)

Elimination of the results of operations of ICP UK for the three month period ended April 30, 2007 and elimination of all the assets and liabilities of ICP UK as at April 30, 2007. This transaction results in a gain of $2,742,279. The gain is computed as follows:

Current assets	$(589,874)
Property & Equipment	(399,081)
Investment in UK Factory	1
Current liabilities	468,595
Long-term liabilities	3,338,567
Foreign Currency Translation	(75,929)

Gain on Disposition of Subsidiary	$2,742,279

The gain on disposition is not reflected in the Pro Forma Consolidated Statement of Operations as it is not expected to have a continuing impact on operations. This adjustment revises the Pro Forma Financial Statements previously filed with the SEC in the Company's Current Report on Form 8K Amendment No. 2, filed on July 12, 2007.

c)

Reversal of 85% of the inter company profit elimination entry for inventory purchased from ICP UK as at April 30, 2007 to reflect full cost as a result of the pro forma disposition of 85% of the U.K. subsidiary at the beginning of the period. Accordingly, 85% of the previously recorded intercompany profit elimination has been added back to the closing inventory values. The increase in closing inventory values has the effect of reducing the cost of goods sold for the period.

ICP Solar Technologies Inc.
Notes to Pro Forma Consolidated Financial Statements

For the Year Ended January 31, 2007

(Unaudited)

(Expressed in U.S. Funds)

1.

Basis of Presentation

On May 9, 2007, ICP Solar Technologies Inc. ("the Company") signed a Share Purchase Agreement (the "Agreement") with ISE LLC ("ISE"). Under the terms of the Agreement, ISE acquired 85% of all of the Company's shares of ICP Solar Technologies (UK) Ltd. ("ICP UK"), wholly owned subsidiary of the Company, for an aggregate amount of U.S.$3 million. On May 10, 2007, the Company and ISE signed an Amendment to the Agreement ("Amendment"), revising the modalities of payment. As per the terms of the Amendment, ISE shall pay the Company a total of $1.00 for the shares. In addition, ISE will also pay the company an amount equivalent to $3,000,000, representing the principal amount on a loan owed to the Company by ICP UK as follows:

(1)

US $500,000 upon signing of the Agreement;

(2)

US $500,000 on November 29, 2007;

(3)

The balance shall be repaid as monthly payments for a period of 13.94 months as of January 1, 2008. Each monthly payment shall be equal to US $143,500 per month and shall be made either in cash, or in kind in the form of solar panels, at the option of the Company or its subsidiaries, as per the terms of the Agreement.

For purposes of the pro forma consolidated statements of operations and comprehensive loss, the transaction is recorded as if it occurred on February 1, 2006.

The pro forma unaudited consolidated financial information may not be indicative of the financial position and results of operations that would have occurred if the sale had been in effect on the date indicated or of the financial position or operating results which may be obtained in the future.

The pro forma unaudited consolidated statement of operations for the year ended January 31, 2007 have been derived from the audited consolidated financial statements of ICP Solar Technologies Inc. as at January 31, 2007 with the assumptions and adjustments outlined in note 2.

ICP Solar Technologies Inc.
Notes to Pro Forma Consolidated Financial Statements

For the Year Ended January 31, 2007

(Unaudited)

(Expressed in U.S. Funds)

2.

Pro Forma Assumptions and Adjustments

The accompanying pro forma unaudited consolidated statement of operations and comprehensive loss for the year ended January 31, 2007 has been prepared to reflect the following assumptions and adjustments:

a)

As per the terms of the Agreement, the Company will receive $500,000 on May 10, 2007 and the balance of $2,500,390 will be received as described in note 1. This transaction results in a foreign exchange gain of $85,778.

b)

Elimination of the results of operations of ICP UK for the year ended January 31, 2007 and elimination of all the assets and liabilities of ICP UK as at January 31, 2007. No gain on disposition has been reflected on the Pro Forma Consolidated statement of operations as it would not have a continuing impact on operations. This adjustment revises the Pro Forma Financial Statements previously filed with the SEC in the Company's Current Report on Form 8K Amendment No. 2, filed on July 12, 2007.

c)

Reversal of 85% of the inter company profit elimination entry for inventory purchased from ICP UK as at January 31, 2007 to reflect full cost as a result of the pro forma disposition of 85% of the U.K. subsidiary at the beginning of the period. Accordingly, 85% of the previously recorded intercompany profit elimination has been added back to the closing inventory values. The increase in closing inventory values has the effect of reducing the cost of goods sold for the period.